EXHIBIT 10.1


                             INVESTORS TITLE COMPANY

                   2001 STOCK OPTION AND RESTRICTED STOCK PLAN
                            (AS AMENDED AND RESTATED)

                                   ARTICLE I
                               GENERAL PROVISIONS

     Section 1.1 Purpose. Investors Title Company and its subsidiaries (the "Company") previously adopted the 2001 Stock Option and Restricted Stock Plan in order to induce those persons who are in a position to contribute materially to the success of the Company to remain with the Company, to offer them rewards in recognition of their contributions to the Company and to offer them incentives to continue to promote the Company's best interests. This 2001 Stock Option and Restricted Stock Plan, as amended and restated, is adopted by the Company effective as of May 17, 2006, in order to (i) allow for the award of stock appreciation rights under the Plan, (ii) achieve compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), and (iii) otherwise meet current needs.

     Section 1.2 Elements of the Plan. The Plan provides for the grant of stock options pursuant to ARTICLE II of the Plan ("Options"), the grant of stock appreciation rights pursuant to ARTICLE II of the Plan ("SARs") and restricted stock awards pursuant to ARTICLE IV of the Plan ("Restricted Stock Awards"). Each Option granted pursuant to the Plan shall be designated as provided in
ARTICLE II as either an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options granted under the Plan are intended to qualify as such under Section 422 of the Code, and shall be construed and interpreted to comply with the requirements of that section and any regulations promulgated thereunder.

     Section 1.3 Administration. The Plan shall be administered by an option committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"). The Committee shall be comprised of not less than two members, all of whom must be persons who are both "Non-Employee Directors" within the meaning of Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Board from time to time may appoint members of the Committee in substitution for or in addition to members previously appointed, and may fill vacancies in the Committee, however caused. Any action by the Committee shall be taken by majority vote at a meeting thereof called in accordance with procedures adopted thereby, or by unanimous written consent of the Committee.

     Section 1.4 Authority of Committee.

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          (a) Subject to the other  provisions of this Plan, the Committee shall have sole authority in its absolute discretion: to grant Options, SARs and Restricted Stock Awards under the Plan; to determine the officers, employees and directors to whom Options, SARs and/or Restricted Stock Awards shall be granted under the Plan; to determine the number of shares subject to any Option, SAR or Restricted Stock Award under the Plan; to fix the exercise price and the duration of each Option or SAR; to establish corporate or individual performance or other vesting standards for Options, SARs or Restricted Stock Awards; to establish any other terms and conditions of Options, SARs and Restricted Stock Awards; and to accelerate the time at which any outstanding Option or SAR may be exercised or the time when restrictions and conditions on Restricted Stock Awards will lapse. The Board may also grant Options, SARs and/or Restricted Stock
     Awards from time to time to consultants who are not employees of the Company. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option, SAR or Restricted Stock Award granted thereunder. In addition, directors or former directors of the Company, including members or former members of the Committee, shall be entitled to indemnification by the Company to the extent permitted by applicable law and by the Company's Articles of Incorporation or Bylaws with respect to any liability or expense arising out of such person's participation in the administration of this Plan.

          (b) Subject to the other provisions of this Plan, and with a view to effecting its purpose, the Committee shall have sole authority in its absolute discretion: to construe and interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to make any other determinations relating to the Plan; and to do everything necessary or advisable to administer the Plan.

          (c) All decisions, determinations, and interpretations made by the Committee shall be binding and conclusive on all optionees and holders of restricted stock and on their legal representatives, heirs and beneficiaries.

     Section 1.5 Shares Subject to the Plan: Reservation of Shares. The maximum aggregate number of shares of common stock of the Company available pursuant to the Plan for the grant of Options and for Restricted Stock Awards, subject to adjustments as provided in Section 1.7, shall be 250,000 shares of the Company's common stock, no par value (the "Common Stock"). The aggregate number of shares of Common Stock with respect to which Options, SARs and Restricted Stock Awards under the Plan may be granted to any individual (including Options and Restricted Stock Awards that are subsequently cancelled) shall not exceed an aggregate of 50,000 shares of Common Stock. If any Option or SAR granted pursuant to the Plan expires or terminates for any reason before it has been exercised in full, the unpurchased shares subject to that Option or SAR shall again be available for the purposes of the Plan. If any shares issued pursuant to a Restricted Stock Award are forfeited, they shall again be available for the purposes of the Plan. The Company shall at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

     Section 1.6 Eligibility. Options, SARs and Restricted Stock Awards may be granted under the Plan to such key employees (including statutory employees within the meaning of Section 3121(d) of the Code), officers, directors or consultants of the Company or a subsidiary of the Company, whether or not employees, as the Committee shall select from time to time in its discretion. Incentive Stock Options, however, may be granted under the Plan only to key employees of the Company or a subsidiary of the Company who qualify for the grant of an Incentive Stock Option under Section 422 of the Code.

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     Section 1.7  Adjustments.  If the shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of
shares,  other   reorganization,   recapitalization,   reclassification,   stock
dividend, stock split or reverse stock split in which the Company is the surviving entity, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options, SARs and Restricted Stock Awards may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options, SARs or unvested Restricted Stock Awards that shall have been granted prior to any such change shall likewise be made. Any such adjustment in outstanding Options or SARs shall be made without change in the aggregate purchase price applicable to the unexercised portion of any such Option or SAR, but with a corresponding adjustment in the price for each share covered by the Option or SAR, and shall be made in a manner as not to constitute a modification, within the meaning of
Section 424(h) of the Code, of outstanding Incentive Stock Options, and consistent with the requirements of Section 409A of the Code in order for any such Option or SAR to remain exempt from the requirements of Section 409A of the Code. In making any adjustment pursuant to this Section 1.7, any fractional shares shall be disregarded.

         In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

         The grant of an Option, SAR or Restricted Stock Award under the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure.

                                   ARTICLE II
                                 STOCK OPTIONS

     Section 2.1 Grant. The Committee may cause the Company to grant Stock Options for the purchase of shares of Common Stock to eligible participants under the Plan in such amounts as the Committee, in its sole discretion shall determine. Options granted pursuant to the Plan that are intended to qualify as "incentive stock options" under Section 422 of the Code shall be designated as such at the time of their grant and are referred to herein as Incentive Stock Options. Options not intended to qualify as Incentive Stock Options are referred to herein as Nonqualified Stock Options and shall be designated as such in the applicable option agreement.

     Section 2.2 Terms and Conditions of Options. Options granted under the Plan shall be evidenced by written agreements ("option agreements") in such form as the Committee may from time to time approve. The terms and conditions of Options granted under the Plan, including the satisfaction of corporate or individual performance or other vesting standards, may differ one from another as the Committee shall in its discretion determine, as long as all Options granted under the Plan satisfy the terms and conditions applicable to Options set forth in this Plan.


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          (a) Number of Shares; Designation.  Each Option shall state the number of shares of Common Stock to which it pertains and that it is either an Incentive Stock Option or a Nonqualified Stock Option.

          (b) Option Price. Each Option shall state the option price, which shall not be less than the fair market value (as hereinafter defined) per share of the Common Stock at the time the option is granted (except that for Incentive Stock Options granted to any employee who owns more than 10% of the combined voting power of all classes of stock of the Company, the option price shall not be less than 110% of fair market value). For the purpose of the Plan, the "fair market value" per share of Common Stock on any date of reference shall be the Closing Price of the Common Stock referred to in clauses (i), (ii) or (iii) below, whichever appropriate, on the business day immediately preceding such date. For this purpose, the Closing Price of the Common Stock on any business day shall be: (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system on which the Common Stock is principally traded, as reported in any newspaper of general circulation;
     (ii) if clause (i) is not applicable and the Common Stock is otherwise quoted on NASDAQ, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for the Common Stock on such system for such day; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the preceding ten days. If neither clause (i) nor clauses (ii) or (iii) are applicable, "fair market value" per share of Common Stock shall be such value as shall be determined by the Committee in its sole discretion, unless the Committee shall identify a different method for determining fair market value in a fair and uniform manner.

          (c) Exercise of Options. Each Option shall be exercisable in one or more installments during its term, as provided in the applicable Option agreement, and the right to exercise may be cumulative. No Option may be exercised for a fraction of a share of Common Stock. Unless otherwise provided by the applicable Option agreement, the purchase price of any shares purchased shall be paid in full in cash or by cashier's check payable to the order of the Company, by surrender of shares of Common Stock held by the grantee for more than six months and having a value at the exercise date equal to the exercise price, or through a cashless exercise through a broker-dealer registered with the Securities and Exchange Commission, or by a combination of any of the foregoing. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be valued at their fair market value as of the day of delivery, as determined in accordance with Section 2.2(b). No optionee, or optionee's executor, administrator, legatee, or distributee, shall be deemed to be a holder of any shares subject to an Option unless and until a stock certificate or certificates for such are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 1.7. The exercise of Options under the Plan shall be subject to the withholding requirements as set forth in Section 5.2.

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          (d) Written Notice  Required.  An Option granted pursuant to the terms of this Plan shall be exercised when written notice of that exercise, stating the number of shares with respect to which the Option is being exercised, has been given to the Company at its principal office, from the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company.

          (e) Options Not Transferable. Options granted pursuant to this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent or distribution and may be exercised during the lifetime of an optionee only by that optionee.

          (f) Duration of Options. Each Option and all rights thereunder granted pursuant to the terms of this Plan shall expire on the date specified in the applicable option agreement, but in no event shall any Option expire later than ten (10) years from the date on which the Option is granted; provided, however, that any Incentive Stock Option granted to an employee who owns more than 10% of the combined voting power of all classes of stock of the Company may not be exercisable after the date five (5) years from the date the Option is granted. In addition, each Option shall be subject to early termination as provided in this Plan or the applicable option agreement.

          (g) Termination of Employment, Disability or Death.

               (i) If an optionee ceases to be employed by the Company, or any subsidiary corporation, for any reason other than death or disability, any Option granted to such optionee that is unexercised or still subject to any restrictions or conditions shall be terminated and forfeited, unless otherwise provided in the applicable option agreement.

               (ii) If an  optionee  becomes  disabled  within  the  meaning  of
          Section 22(e)(3) of the Code while employed by the Company, or any subsidiary corporation, any Option may be exercised at any time within three months after the date of termination of employment due to disability, unless a longer or shorter period is provided in the applicable option agreement.

               (iii) If an optionee dies while employed by the Company, or any subsidiary corporation, any Option shall expire one year after the date of death, unless a longer or shorter period of exercise is provided in the applicable option agreement. During this period, the Option may be exercised, except as otherwise provided in the applicable option agreement, by the person or persons to whom the optionee's rights under the Option shall pass by will or by the laws of descent and distribution, but in no event may the Option be exercisable more than ten years from the date of grant.

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               (iv)  Unless   otherwise   provided  in  the  applicable   option
          agreement, any Option that may be exercised for a period following termination of the optionee's employment may be exercised only to the extent it was exercisable immediately before such termination and in no event after the Option would expire by its terms without regard to such termination.

               (v) If a nonemployee director ceases to serve the Company in that capacity, the optionee's rights upon such termination shall be governed in the manner of a optionee's rights upon termination of employment as set forth above.

          (h) Reorganizations. If the Company shall be a party to any merger or consolidation in which it is not the surviving entity or pursuant to which the shareholders of the Company exchange their Common Stock for other securities or for cash in any acquisition transaction, or if the Company shall dissolve or liquidate or sell all or substantially all of its assets, or upon consummation of a tender offer approved by the Board, all Options outstanding under this Plan, unless otherwise provided in the applicable option agreement, shall terminate on the effective date of such merger, consolidation, dissolution, liquidation, sale or tender offer; provided, however, that prior to such effective date, the Committee may, in its discretion, either (i) make any or all outstanding Options immediately exercisable, (ii) authorize a payment to any optionee that approximates the economic benefit that he would realize if his option were exercised immediately before such effective date, (iii) authorize a payment in such other amount as it deems appropriate to compensate any optionee for the termination of his Option, or (iv) arrange for the granting of a substitute Option to any optionee.

     Section 2.3 Maximum Amount of Incentive Stock Options. The maximum aggregate fair market value of Common Stock, determined as of the time the Incentive Stock Option is granted, with respect to which Incentive Stock Options are exercisable by an optionee for the first time during any calendar year, under this Plan and all other incentive stock option plans of the Company and any parent, subsidiary, and predecessor corporations, shall not exceed $100,000. Any Option in excess of the foregoing limitation shall be deemed a Nonqualified Stock Option to the extent of such excess.

                                  ARTICLE III
                           STOCK APPRECIATION RIGHTS

     Section 3.1 Grant. The Committee may cause the Company to grant SARs to eligible participants under the Plan in such amounts as the Committee, in its sole discretion shall determine. The Committee shall have complete discretion in determining the terms and conditions pertaining to such SARs consistent with the provisions of the Plan. The grant price of an SAR shall not be less than the fair market value (as defined in Section 2.2(b)) per share of the Common Stock at the time the SAR is granted.

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     Section 3.2 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     Section 3.3 SAR Agreement. Each SAR grant shall be evidenced by a SAR agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

     Section 3.4 Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

     Section 3.5 Payment of SAR Amount. Upon exercise of a SAR, the grantee of the SAR shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The difference between the fair market value (as defined in Section 2.2(b))of a share of Common Stock on the date of exercise over the grant price; by

          (b) The number of shares of Common Stock with respect to which the SAR is exercised.

     At the discretion of the Committee or as otherwise provided in the applicable SAR agreement, the payment upon SAR exercise shall be in cash, in shares of Common Stock of equivalent value, or in some combination thereof.

     Section 3.6 Other Terms and Conditions.  The provisions of Sections 2.2(e),
(g) and (h) shall apply to SARs, except as otherwise provided in any applicable SAR agreement.

                                   ARTICLE IV
                            RESTRICTED STOCK AWARDS

     Section 4.1 Grant of Restricted Shares. The Committee may cause the Company to grant Restricted Stock Awards to eligible participants under the Plan in such amounts as the Committee, in its sole discretion, shall determine. Restricted Stock Awards may be issued either alone or in addition to Options granted under the Plan.

     Section 4.2 Agreement. Each Restricted Stock Award shall be evidenced by a written agreement in such form and containing such provisions not inconsistent with the Plan as the Committee may from time to time approve. Each Restricted Stock Award shall be effective as of the date so stated in the resolution of the Committee making the award.

     Section 4.3 Restrictions and Conditions. Shares of Common Stock awarded under this ARTICLE IV shall be subject to such restrictions and conditions, if any, as may be imposed by the Committee at the time of making the award. Such restrictions and conditions may include, without limitation, the satisfaction of specified performance criteria by the Company or by the grantee of the Restricted Stock Award, or other vesting standards; provided, however, that no award shall require any payment of cash consideration by the grantee. Restrictions and conditions imposed on shares of Common Stock awarded under this
ARTICLE IV may differ from one award to another as the Committee shall, in its discretion, determine. Any restrictions and conditions shall lapse, in whole or in part, as provided in the agreement evidencing the Restricted Stock Award, but must lapse, if at all, not later than ten (10) years from the date of the award.

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         Shares with respect to which no  restrictions or conditions are imposed and shares with respect to which the restrictions and conditions imposed thereon have lapsed are hereinafter referred to as "Unrestricted Shares." Shares with respect to which the restrictions and conditions imposed thereon have not lapsed are hereinafter referred to as "Restricted Shares."

     Section 4.4 Rights as a Shareholder. A holder of Unrestricted Shares shall have all of the rights of a shareholder of the Company with respect thereto and shall be entitled to receive a stock certificate evidencing such Unrestricted Shares. Such certificate shall be issued without legend, except to the extent that a legend may be necessary for compliance with applicable securities laws.

     A holder of Restricted Shares shall be the record owner thereof and shall, subject to the restrictions and conditions, have all of the rights of a shareholder with respect thereto, including, but not limited to, the right to receive all dividends paid on the Common Stock (ordinary or extraordinary, whether in cash, securities or other property) and the right to vote the Restricted Shares; provided, however, that each stock certificate evidencing Restricted Shares shall bear a conspicuous legend stating that the shares evidenced thereby are subject to restrictions as to transferability as provided in Section 4.6 and to such other restrictions and conditions as have been imposed by the Committee, and each such certificate shall be deposited by the Holder with the Company or its designee together with a stock power endorsed in blank.

     Section 4.5 Forfeiture. Unless otherwise provided in the applicable Restricted Stock Award agreement, upon termination of the grantee's employment with the Company or any of its subsidiaries for any reason whatsoever (voluntarily or involuntarily, with or without cause), all Restricted Shares then owned by him shall automatically and without any action on his part be forfeited and transferred to the Company.

     Section 4.6 Transferability. Restricted Shares held by a grantee shall not be subject to alienation, sale, transfer, assignment, pledge, attachment or encumbrances of any kind, and any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any Restricted Shares shall be void. In addition, the Company may impose such restrictions on the transfer of Unrestricted Shares as it deems necessary or desirable to assure compliance with all applicable federal and state securities laws.

     Section 4.7 Adjustments. If there is a change in the Common Stock of the Company as described in Section 1.7 of this Plan, any stock or other securities or other property issued with respect to Restricted Shares shall be subject to the same restrictions and conditions as are applicable to such Restricted Shares, and the certificates or other evidence of such stock, securities or other property, together with an appropriate stock power or power of attorney, shall be delivered to the Company or its designee and held until such time as the restrictions and conditions applicable thereto lapse or until the stock, securities or other property is forfeited in accordance with the provisions of this ARTICLE IV.

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         If the Company shall be a party to any merger or consolidation in which it is not the surviving company or pursuant to which the shareholders of the Company exchange their Common Stock for other securities or for cash in any acquisition transaction, if the Company shall dissolve or liquidate or sell all or substantially all of its assets, or upon consummation of a tender offer approved by the Board, the Committee may, in its discretion, cause all Restricted Stock Awards that are still subject to any restrictions and conditions to become immediately vested in full on the effective date of any
such  transaction,   unless  otherwise  provided  in  the  applicable  agreement evidencing such Restricted Stock Award.

                                   ARTICLE V
                            MISCELLANEOUS PROVISIONS

     Section 5.1 Tax Reimbursement Payments or Loans. In view of the federal and state income tax savings expected to be realized by the Company upon exercise of a Nonqualified Stock Option or SAR or the lapse of restrictions and conditions imposed upon Restricted Shares, the Committee may, in its discretion, provide that the Company will make a cash payment or a loan or a combination thereof to the grantee of a Nonqualified Stock Option or SAR or the recipient of a Restricted Stock Award (or his personal representatives or heirs) for the purpose of assisting such optionee or grantee in the payment of personal income taxes arising from such exercise or lapse of restrictions and conditions. The basis for determining the amount and conditions of such cash payment or loan or combination thereof and the terms and conditions of any such loan shall be specified in the agreement pursuant to which the grant or award is made or may be subsequently determined by the Committee. The Committee, in its discretion, may from time to time forgive any such loan in whole or in part.

     Section 5.2 Tax Withholding. No optionee or SAR grantee shall be entitled to issuance of a stock certificate representing shares purchased upon exercise of a Nonqualified Stock Option or SAR, and no grantee of a Restricted Stock Award shall be entitled to issuance of a stock certificate evidencing Unrestricted Shares, until such optionee or grantee has paid, or made arrangements for payment, to the Company of an amount equal to the income and other taxes that the Company is required to withhold from such person as a result of his exercise of a Nonqualified Stock Option or SAR or his receipt of Unrestricted Shares. In addition, such amounts as the Company is required to withhold by reason of any tax reimbursement payments made pursuant to Section
5.1 may be deducted from such payments.

     Section 5.3 Employment. Nothing in the Plan or in any Option, SAR or Restricted Stock Award shall confer upon any eligible employee any right to continued employment by the Company or any subsidiary of the Company, or limit in any way the right of the Company or any subsidiary of the Company at any time to terminate or alter the terms of that employment.

     Section 5.4 Effective Date of Plan. The 2001 Stock Option and Restricted Stock Plan, as originally adopted, became effective as of February 12, 2001, the date of adoption of the Plan by the Board of Directors of the Company, and was duly approved by the shareholders of the Company at a meeting held within 12 months of the date of adoption of the Plan by the Board. This Plan shall be effective May 17, 2006.

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

     Section 5.5 Termination and Amendment of Plan. The Plan may be amended, revised or terminated at any time by the Board; provided, however, that no amendment or revision shall, without the approval of the Company's shareholders,
(a) increase the maximum aggregate number of shares subject to this Plan, except as permitted under Section 1.7; (b) change the minimum purchase price for shares subject to Options or SARs granted under the Plan; (c) extend the maximum duration established under the Plan for any Option or SAR or for a Restricted Stock Award; or (d) permit the granting of an Option, SAR or Restricted Stock Award to anyone other than those individuals described in Section 1.6 hereof. Unless sooner terminated, the Plan shall terminate on February 11, 2011. No Option, SAR or Restricted Stock Award shall be granted under the Plan after the Plan is terminated.

     Section 5.6 Prior Rights and Obligations. No amendment, suspension, or termination of the Plan shall, without the consent of the person who has received an Option, SAR or Restricted Stock Award, alter or impair any of that person's rights or obligations under any Option, SAR or Restricted Stock Award granted under the Plan prior to such amendment, suspension, or termination.

     Section 5.7 Securities Laws. Shares of Common Stock issuable pursuant to this Plan may, at the option of the Company, be registered under applicable federal and state securities laws, but the Company shall have no obligation to undertake such registrations and may, in lieu thereof, issue shares hereunder only pursuant to applicable exemptions from such registrations. In the event that no such registrations are undertaken, the shares shall be issued only to persons who qualify to receive such shares in accordance with the exemption from registration on which the Company relies. In connection with any award of shares or the reissuance of certificates under the Plan, the Committee may require appropriate representations from the recipient of such shares and take such other action as the Committee may deem necessary, including but not limited to placing restrictive legends on certificates evidencing such shares and placing stop transfer instructions in the Company's stock transfer records, or delivering such instructions to the Company's transfer agent, in order to assure compliance with any such exemptions. Notwithstanding any other provision of the Plan, no shares will be issued pursuant to the Plan unless such shares have been registered under all applicable federal and state securities laws or unless, in the opinion of counsel satisfactory to the Company, exemptions from such registrations are available.

     Section 5.8 Compliance With Section 409A of the Code. The Plan is intended to comply with Section 409A of the Code, to the extent applicable. Notwithstanding any provision of the Plan to the contrary, the Plan shall be interpreted, operated and administered consistent with this intent. In that regard, and notwithstanding any provision of the Plan to the contrary, the Company reserves the right to amend the Plan or any award granted under the Plan, by action of the Committee, without the consent of any affected participant, to the extent deemed necessary or appropriate for purposes of maintaining compliance with Section 409A of the Code and the regulations promulgated thereunder.

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